EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference of our report included in this Form 11-K, into Multi-Color Corporation’s S-8 Registration Statement for the Multi-Color Corporation 401(k) Savings Plan filed October 20, 2005.

/s/ Grant Thornton LLP

Cincinnati, Ohio

October 20, 2005

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